UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2025

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	NY	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants to purchase shares of Class A common stock	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On December 19, 2025, Better Home & Finance Holding Company (the “Company”) announced the appointment of Barry Feierstein, 64, as the Company’s Chief Operating Officer.

Mr. Feierstein brings years of experience leading operations across private and public companies in residential housing finance, small business lending, student lending and higher education sectors. Prior to joining the Company, Mr. Feierstein served as Chief Operating Officer of Hamilton Insurance Agency, an insurance broker and benefits administration provider, from January 2025 until December 2025, where he led a strategic review that culminated in the sale of the company to NFP, a division of AON (NYSE: AON). From March 2024 until December 2025, he served as Founding Chief Operating Officer of Open Castle, Inc., a global credit facilitation platform, where he will maintain a role as a strategic advisor. Mr. Feierstein served as Chief Operating Officer of EasyKnock, Inc., a residential real estate finance company, from January 2021 until September 2024, and as a transitional advisor from February 2024 to September 2024. He also served as Chief Business Operating Officer of University of Phoenix (a business unit of Apollo Education Group) and then as the Chief Commercial Officer of Apollo Education Group (formerly NYSE: APOL). Mr. Feierstein previously held positions at SLM Corporation (formerly Sallie Mae, Inc.) (NYSE: SLM), an education solutions company, including managing its private credit business and then as its Executive Vice President of Sales and Marketing. Early in his career, Barry spent five years at McKinsey & Company, a management consulting firm. Mr. Feierstein holds a B.A., summa cum laude, from Tufts University and a M.B.A. from Harvard Business School.

Mr. Feierstein has entered into an offer letter with the Company (the “Offer Letter”), pursuant to which he will receive an annual base salary of $450,000 and will be eligible to receive a target performance bonus of 100% of his base salary. In addition, Mr. Feierstein will be granted (1) 37,500 restricted stock units (“RSUs”), which will be earned upon the achievement of certain stock price performance goals, and (2) 37,500 RSUs, which will be earned upon the achievement of certain Company revenue performance goals. In each case, (1) the performance goals must be achieved between October 1, 2025 and December 31, 2030, or will otherwise be forfeited for no consideration, and (2) 25% of RSUs will time vest on the 12-month anniversary of the grant date and the remaining balance of which will vest in equal quarterly installments over the following 36 months. Both the performance goals and time criteria must be achieved for the applicable RSUs to fully vest, subject to Mr. Feierstein’s continued service. The RSUs are subject to certain accelerated vesting events, including accelerated vesting of the awards upon a termination of employment by the Company without cause or by the individual for good reason in connection with or following a change in control, as provided in the Severance Plan (as defined below). In addition, pursuant to the Offer Letter, (1) in the event Mr. Feierstein’s employment with the Company is terminated at any time prior to the twelve month anniversary of the date is employment begins, a pro-rated number of RSUs will immediately vest as of the date of his separation from the Company, and (2) in the event Mr. Feierstein’s employment with the Company is terminated, he will be eligible to receive a severance payment equal to three (3) months’ salary, in each case other than for cause termination or as a result of his voluntary resignation.

In connection with the entry into the Offer Letter, Mr. Feierstein entered into an At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement, a form of which is attached to the Offer Letter, which contains, among other provisions, customary confidentiality and assignment of inventions provisions, as well as (1) standard non-compete and service provider/customer non-solicitation restrictions, effective during employment and for six months thereafter, and (2) non-disparagement provisions, effective during and after employment.

The foregoing description of the Offer Letter does not purport to be complete and is subject to and qualified in its entirety by reference to the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Feierstein will also participate in the Company’s Executive Change in Control Severance Plan (the “Severance Plan”), which is described in the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2025. Mr. Feierstein has also entered into the Company’s standard form of indemnification agreement for directors and officers.

Other than the Offer Letter, there is no arrangement or understanding between Mr. Feierstein and the Company or any other person pursuant to which Mr. Feierstein was appointed as Chief Operating Officer of the Company. There is no family relationship between Mr. Feierstein and any other director or executive officer of the Company. There are no transactions involving the Company and Mr. Feierstein that the Company would be required to disclose pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On December 19, 2025, the Company issued a press release announcing the appointment of Mr. Feierstein as the Company’s Chief Operating Officer, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit	Description
99.1	Press Release of Better Home & Finance Holding Company, dated December 19, 2025
10.1	Offer Letter, between Barry Feierstein and Better Home & Finance Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: December 19, 2025	By:	/s/ Paula Tuffin
	Name:	Paula Tuffin
	Title:	General Counsel, Chief Compliance Officer and Corporate Secretary